[GRAPHIC  OMITED]



                               [GRAPHIC  OMITED]


                                                                    EXHIBIT 23.1




CONSENT  OF  INDEPENDENT  AUDITOR


We consent to the reference to our firm under the captions "Accountants On Accounting And Financial Disclosure" and "Interests Of Named Experts And Counsel" and to the use of our report dated September 21, 2001, in Amendment No. 3 to the Form S-1 Registration Statement and related Prospectus of Valemont Supply Inc. for the registration of shares of its common stock.

/s/  Manning  Elliot


CHARTERED  ACCOUNTANTS
Vancouver,  Canada
April  30,  2002